Investments in Unconsolidated Subsidiaries and Affiliates	12 Months Ended
Dec. 31, 2012
Investments in Unconsolidated Subsidiaries and Affiliates [Abstract]
Investments in Unconsolidated Subsidiaries and Affiliates

Note 6: Investments in Unconsolidated Subsidiaries and Affiliates

A summary of investments in unconsolidated subsidiaries and affiliates as of December 31, 2012, and 2011 is as follows:

	2012	2011
	(in millions)
Equity method	$340	$501
Cost method	5	5

Total	$345	$506

A summary of the combined results of operations and financial position as reported by the investees that CNH accounts for using the equity method is as follows:

	For the Years Ended December 31,
	2012	2011	2010
	(in millions)
Net revenue	$1,856	$5,697	$4,374
Finance and interest income	63	67	62

Total revenue	$1,919	$5,764	$4,436

Gross profit	$388	$1,312	$1,022

Operating income	$311	$663	$577

Net income	$243	$320	$301

	As of December 31,
	2012	2011
	(in millions)
Current assets	$1,938	$5,658
Noncurrent assets	1,339	1,311

Total assets	$3,277	$6,969

Current liabilities	$1,347	$4,733
Noncurrent liabilities	1,116	749

Total liabilities	$2,463	$5,482

Total equity	$814	$1,487

The investees included in these tables for 2012, 2011 and 2010 are Al Ghazi Tractors Ltd. (43% ownership), Turk Traktor re Ziraat Makineteri A.S. (37% ownership), New Holland HFT Japan Inc. (50% ownership), CNH de Mexico S.A. de C.V. (50% ownership), Case Special Excavators N.V. (50% ownership), CNH Capital Europe S.A.S. (50% ownership), and CNH Servicios Comerciales, S.A. de C.V., SOFOM, E.N.R. (49% ownership). The tables for 2011 and 2010 also include Kobelco Construction Machinery Co. Ltd. (20% ownership). The carrying amount of CNH’s equity method investments approximates CNH’s share of the underlying equity in net assets.

Effective December 31, 2012 the initial term of CNH’s global alliance with Kobelco Construction Machinery Co., Ltd. (“KCM”) and Kobe Steel Ltd. (“KSL”) expired and the parties entered a new phase of non-exclusive licensing and supply agreements. As a result, CNH sold its 20% ownership interest in KCM to KSL and recognized a loss of approximately $35 million in 2012. The dispute regarding the amount to be paid by KSL to CNH is in the process of being resolved by binding arbitration pursuant to London Court of International Arbitration (“LCIA”) rules, as provided by the KCM Shareholders Agreement. CNH has received proceeds of $57 million related to this transaction and has recorded a receivable of $26 million from KSL for the final sales price which was held in escrow at December 31, 2012. CNH may incur additional loss in 2013 depending on the results of the arbitration. Please see “Note 14: Commitments and Contingencies” for additional information.

In March 2011, CNH acquired full ownership of L&T Case Equipment Private Ltd. (“L&T”), an unconsolidated joint venture established in 1999 with Larsen & Toubro Limited to manufacture and sell construction and building equipment in India. The new wholly owned company took the name Case New Holland Construction Equipment India Private Limited. The purchase price was $50 million. The acquisition resulted in an allocation of $35 million to goodwill, $32 million to net tangible assets, $30 million to intangible assets such as dealer network and acquired technology. A gain of $34 million related to this transaction as a result of revaluing CNH’s previously held 50% ownership interest is included in “Other, net” in the accompanying consolidated statement of operations. The process of valuing the assets and the intangibles acquired in connection with this acquisition was completed during the fourth quarter of 2011.

In May 2010, CNH sold its 50% interest in LBX Company LLC for $29 million. A gain of $6 million related to this transaction is included in “Other, net” in the accompanying consolidated statement of operations.